Exhibit 24.1(i)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Daniel J. Towriss

Daniel J. Towriss

Exhibit 24.1(ii)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Ellyn M. Nettleton, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Ellyn M. Nettleton

Ellyn M. Nettleton

Exhibit 24.1(iii)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Fang L. Wang, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Fang L. Wang

Fang L. Wang

Exhibit 24.1(iv)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Dennis A. Cullen

Dennis A. Cullen

Exhibit 24.1(v)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Michael K. Moran

Michael K. Moran

Exhibit 24.1(vi)

GAINBRIDGE LIFE INSURANCE COMPNY (THE “COMPANY”)

POWER OF ATTORNEY

I, Curtis P. Steger, hereby constitute and appoint Ryan T. Cloud and Stephen M. Coons as my attorneys-in-fact, each of whom may act individually on my behalf to execute and file any instrument or document required to be filed as part of, or in connection with or in any way related to, the Registration Statement and any and all amendments thereto filed by the Company under the Securities Act of 1933 pertaining to Gainbridge Life Insurance Company, File No. 333-266211, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of April, 2025.

/s/ Curtis P. Steger

Curtis P. Steger